Exhibit 99.1

Reed’s Announces Limited Waiver and Amendment with its Secured Note Holder, Closing of a $3.8 Million SAFE and Planned Rights Offering to Stockholders

Strengthening Capital Structure and Balance Sheet, Bringing Up to $6 Million of New Equity Capital Following Strong Close to 2023

Norwalk, CT, (February 13, 2024) – Reed’s, Inc. (OTCQX: REED) (“Reed’s” or the “Company”), owner of the nation’s leading portfolio of handcrafted, natural ginger beverages, today announced it has entered into a Limited Waiver, Deferral and Amendment and Restatement Agreement (the “Amendment”) with its senior secured convertible note holders and closed on a $3.8 million SAFE (Simple Agreement For Future Equity) with certain stockholders and affiliates.

The SAFE proceeds are intended by Reed’s to serve as a backstop to a planned public offering by Reed’s of subscription rights to its existing stockholders of record for aggregate gross proceeds of up to $6 million (including SAFE proceeds). The SAFE converts into the next equity financing of Reed’s on the same terms and conditions as other subscribers. Subscription rights of each SAFE investor will be considered exercised to the extent the SAFE proceeds cover the aggregate exercise price of such rights.

Subject to satisfaction of terms and conditions set forth in the Amendment, the holders of the Company’s 10 % Secured Convertible Notes (the “Notes”) have agreed to waive certain defaults under the notes, rescind their right to receive certain amortization payments through March 31, 2024, amend and restate certain provisions of the notes (including modification of conversion prices and the extension until 2025 of the maturity date of certain of the notes that became due in November 2023), and permit the Company to satisfy a portion of the outstanding accrued fees under the notes through payment of $132,430 in cash and the issuance of common stock (up to the beneficial ownership limitation applicable to each holder) at a value per share equal to the lesser of $1.50 or the per share price of securities issued in the rights offering. The remaining balance of any outstanding accrued fees under the notes will be satisfied by increasing the principal amount of the amended and restated Notes.

“This Amendment and the SAFE investments will fortify the foundation we established for Reed’s in 2023,” said Norman E. Snyder, CEO of Reed’s. “We closed out the year on strong footing, and although non-cash inventory write-downs will lead to an operating loss, we expect to report our second consecutive quarter of modified EBITDA profitability for Q4. We also worked to further optimize our cost structure and expect to over-deliver on our $6 million annual operating cost reduction plan, while resolving critical impediments in our supply chain. As we now have the proper infrastructure in place, this capital will enable us to refocus our efforts on growing revenue and further delivering on our profitability objectives in 2024.”

For more information, please reference the Company’s 8-K filed this morning with the Securities and Exchange Commission.

No Offer or Solicitation of Securities

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to sell or buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus in accordance with the requirements of Section 10 of the Securities Act of 1933, as amended or an exemption therefrom.

About Reed’s, Inc.

Reed’s is an innovative company and category leader that provides the world with high quality, premium and naturally bold™ better-for-you beverages. Established in 1989, Reed’s is a leader in craft beverages under the Reed’s®, Virgil’s® and Flying Cauldron® brand names. The Company’s beverages are now sold in over 45,000 stores nationwide.

Reed’s is known as America’s #1 name in natural, ginger-based beverages. Crafted using real ginger and premium ingredients, Reed’s portfolio includes ginger beers, ginger ales, ready-to-drink ginger mules and hard ginger ales. The brand has recently successfully expanded into the zero-sugar segment with its proprietary, natural sweetener system.

Virgil’s® is an award-winning line of craft sodas, made with the finest natural ingredients and without GMOs or artificial preservatives. The brand offers an array of great tasting, bold flavored sodas including Root Beer, Vanilla Cream, Black Cherry, Orange Cream, and more. These flavors are also available in nine zero sugar varieties which are naturally sweetened and certified ketogenic.

Flying Cauldron® is a non-alcoholic butterscotch beer prized for its creamy vanilla and butterscotch flavors. Sought after by beverage aficionados, Flying Cauldron is made with natural ingredients and no artificial flavors, sweeteners, preservatives, gluten, caffeine, or GMOs.

For more information, visit drinkreeds.com, virgils.com and flyingcauldron.com. To receive exclusive perks for Reed’s investors, please visit the Company’s page on the Stockperks app here.

Modified EBITDA

In addition to our GAAP results, we present modified EBITDA as a supplemental measure of our performance. However, modified EBITDA is not a recognized measurement under GAAP and should not be considered as an alternative to net income, income from operations or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of liquidity. We define modified EBITDA as net income (loss), plus, interest expense, depreciation and amortization, stock-based compensation, changes in fair value of warrant expense, and one-time restructuring-related costs including employee severance and asset impairment. Management considers our core operating performance to be that which our managers can affect in any particular period through their management of the resources that affect our underlying revenue and profit generating operations during that period.

Forward-Looking Statements

Statements in this release that are not historical are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are typically identified by terms such as “estimate,” “expect,” “intend,” “project,” “will,” “plan,” and similar expressions. These forward-looking statements are based on current expectations. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. There can be no assurances that the Company will receive subscription proceeds for the maximum offering amount in the rights offering to stockholders or that the Company will satisfy the conditions necessary to amend and restate the Notes. These risks could materially impact our ability to access raw materials, production, transportation and/or other logistics needs.

Financial guidance related to Q4 should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. Estimated preliminary results are subject to completion of our customary quarterly financial closing and audit and review procedures and are not a comprehensive statement of our financial results for the three months ending December 31, 2023. In addition, this preliminary financial information is not necessarily indicative of the results to be achieved in any future period.

If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, Reed’s actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fiscal year ending December 31, 2023. The risks and uncertainties referred to above include, but are not limited to: the risk of acceleration of the Notes due to failure by the Company to satisfy the conditions necessary to amend and restate the notes; inventory shortages; success of the Company’s proposed rights offering; risks associated with new product releases; the impacts of further inflation; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; our ability to compete successfully and manage growth; our significant debt obligations; our ability to develop and expand strategic and third party distribution channels; our dependence on third party suppliers, brewers and distributors; third party co-packers meeting contractual commitments; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; increasing costs of fuel and freight, protection of intellectual property; competition; general political or destabilizing events, including the wars in Ukraine and Israel, conflict or acts of terrorism; financial markets, commodity and currency impacts of the wars; the effect of evolving domestic and foreign government regulations, including those addressing data privacy and cross-border data transfers; and other risks detailed from time to time in Reed’s public filings, including Reed’s annual report on Form 10-K filed on May 15, 2023 and its Quarterly Reports on Form 10Q, filed on June 1, 2023, August 10, 2023 and November 9, 2023, which are available on the Securities and Exchange Commission’s web site at www.sec.gov These forward-looking statements are based on current expectations and speak only as of the date hereof. Reed’s assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Investor Relations Contact

Sean Mansouri, CFA

Elevate IR

ir@reedsinc.com

(720) 330-2829